UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2017

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1500 New Orleans, Louisiana		70130
(Address of principal executive offices)		(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Tidewater Inc. (the “Company”) and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Cases,” and such court, the “Bankruptcy Court”) on May 17, 2017, including their Joint Prepackaged Chapter 11 Plan of Reorganization of Tidewater Inc. and its Affiliated Debtors (the “Prepackaged Plan”) and the related Disclosure Statement, both dated May 11, 2017. The Bankruptcy hearing on confirmation of the Prepackaged Plan is currently scheduled for June 28, 2017.

As contemplated by the Prepackaged Plan, the Company filed a supplement to the Prepackaged Plan with the Bankruptcy Court on June 5, 2017 (the “Plan Supplement”). The Plan Supplement (1) identifies the six persons who have been selected by the Requisite Consenting Noteholders and the Requisite Consenting Tidewater Lenders (as such terms are defined in the Prepackaged Plan), pursuant to Section 5.7 of the Prepackaged Plan, to become new board members of reorganized Tidewater Inc. upon its effective date (in addition to Jeffrey M. Platt, who currently serves as President, Chief Executive Officer, and a director of the Company, and who will continue to serve in those capacities following the Prepackaged Plan’s effective date) and (2) includes a copy of the Restructuring Support Agreement and its exhibits, which were originally filed with the SEC on May 12, 2017 as Schedule 1 to Exhibit A to Exhibit T3E.1 of the Form T-3.

The Plan Supplement is filed as Exhibit 99.1 to, and incorporated by reference into, this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the Plan Supplement.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Forward-Looking Statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, including, without limitation, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Prepackaged Plan? risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of working capital during the pendency of such cases? risks associated with third party motions in the Bankruptcy Cases, which may interfere with the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Prepackaged Plan? potential adverse effects on the Company’s liquidity or results of operations? increased costs to execute the reorganization in accordance with the terms of the Prepackaged Plan? effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets? volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices, without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; consolidation of our customer base; fleet additions by competitors and industry overcapacity; our views with respect to the need for and timing of the replenishment of our asset base, including through acquisitions or vessel construction; changes in capital spending by customers in the energy industry for offshore exploration, field development and production; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; delays and other problems associated with vessel construction and maintenance; uncertainty of global financial market conditions and difficulty in accessing credit or capital; potential difficulty in meeting financial covenants in material debt or other obligations of the Company or in obtaining covenant relief from lenders or other contract parties; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced, or requirements that services provided locally be paid in local currency, in each case especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; and the resolution of pending legal proceedings. Readers should consider all of these risk factors as well as other information contained in this report.

Item 9.01.	Financial Statements and Exhibits.

(d) The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated into this Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date: June 5, 2017

EXHIBIT INDEX

Exhibit No.

99.1	Plan Supplement dated June 5, 2017 to the Joint Prepackaged Chapter 11 Plan of Tidewater Inc. and Its Affiliated Debtors dated May 17, 2017.

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